UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2022

GREEN THUMB INDUSTRIES INC.

(Exact name of registrant as specified in its charter}

British Columbia	000-56132	98-1437430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 West Huron Street, Suite 700
Chicago, Illinois 60654
(Address of principal executive offices including zip code)

(312) 563-5600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2022 Annual General Meeting of Shareholders of Green Thumb Industries Inc. (the “Company”) held on June 16, 2022, the Company’s shareholders:

1.	Set the number of directors of the Company at six;

2.

Elected the six director nominees named in the Company’s 2022 Proxy Statement to serve as directors until the Company’s 2023 annual general meeting of shareholders or the date on which they otherwise cease to hold office under the British Columbia Corporations Act or under the Company’s articles;

3.	Approved, on an advisory basis, the compensation of the Company’s named executive officers;

4.	Approved, on an advisory basis, the frequency of “Every Three Years” for the shareholder advisory vote to approve the compensation of the named executive officers; and

5.	Approved the appointment of Baker Tilly US, LLP as auditors for the Company and authorized the Board to fix the auditors’ remuneration and terms of engagement.

Proposal No. 1:    Setting the number of directors of the Company at six:

FOR	WITHOLD
303,407,132	262,822

Proposal No. 2:     Election of directors:

	FOR	WITHHOLD	BROKER NON VOTES
Wendy Berger	295,530,777	8,139,177	26,767,571
Anthony Georgiadis	295,308,107	8,361,847	26,767,571
William Gruver	295,492,775	8,177,179	26,767,571
Benjamin Kovler	296,337,978	7,331,976	26,767,571
Dorri McWhorter	301,908,343	1,761,611	26,767,571
Glen Senk	301,003,111	2,666,843	26,767,571

Proposal No. 3: The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the meeting.

FOR	AGAINST	BROKER NON VOTES
291,964,687	8,526,687	3,178,580

Proposal No. 4: The recommendation, on an advisory basis, of the frequency that the Company’s will hold an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS
109,654,758	474,742	188,627,301

Proposal No. 5:     The appointment of Baker Tilly US, LLP as auditors for the Company and authorization of the Board to fix the auditors’ remuneration and terms of engagement:

FOR	WITHHOLD
327,628,344	2,809,181

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN THUMB INDUSTRIES INC.

Date: June 17, 2022	/s/ Benjamin Kovler
Benjamin Kovler
Chairman and Chief Executive Officer